Exhibit 24

January 31, 2003

TO:     Nathan E. Langston
           John M. Adams, Jr.

Re: Power of Attorney; 2002 Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ J. Wayne Leonard
 J. Wayne Leonard
Chief Executive Officer
and Director

/s/ Maureen S. Bateman	/s/ W. Frank Blount
Maureen S. Bateman	W. Frank Blount
Director	Director

/s/ George W. Davis	/s/ Simon D. deBree
George W. Davis	Simon D. deBree
Director	Director

/s/ Claiborne P. Deming	/s/ Norman C. Francis
Claiborne P. Deming	Norman C. Francis
Director	Director

/s/ J. Wayne Leonard	/s/ Robert v.d. Luft
J. Wayne Leonard	Robert v. d. Luft
Chief Executive Officer Director	Chairman of the Board Director

/s/ Kathleen A. Murphy	/s/ Paul W. Murrill
Kathleen A. Murphy	Paul W. Murrill
Director	Director

/s/ James R. Nichols	/s/ William A. Percy, II
James R. Nichols	William A. Percy, II
Director	Director

/s/ Dennis H. Reilley	/s/ Wm. Clifford Smith
Dennis H. Reilley	Wm. Clifford Smith
Director	Director

/s/ Bismark A. Steinhagen
Bismark A. Steinhagen
Director

/s/ C. John Wilder
C. John Wilder
Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chief Executive Officer and Director - J. Wayne Leonard (principal executive officer)

Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer)

Directors - Maureen S. Bateman, W. Frank Blount, George W. Davis, Simon D. deBree, Claiborne P. Deming, Norman C. Francis, J. Wayne Leonard, Robert v.d. Luft, Kathleen A. Murphy, Paul W. Murrill, James R. Nichols, William A. Percy, II, Dennis H. Reilley, Wm. Clifford Smith, Bismark A. Steinhagen.

March 11, 2003

TO:  Nathan E. Langston
        John M. Adams, Jr.

Re: Power of Attorney; 2002 Form 10-K

Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2001 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned person, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and John M. Adams, Jr. and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC. (hereinafter "EAI")
ENTERGY GULF STATES, INC. (hereinafter "EGSI")
ENTERGY LOUISIANA, INC. (hereinafter "ELI")
ENTERGY MISSISSIPPI, INC. (hereinafter "EMI")
ENTERGY NEW ORLEANS, INC. (hereinafter "ENOI")
SYSTEM ENERGY RESOURCES, INC. (hereinafter "SERI")

/s/ Hugh T. McDonald                                                                                                   /s/ E. Renae Conley
HUGH T. McDONALD                                                                                               E. RENAE CONLEY
Chairman, President, and Chief Executive Officer                                                           President and Chief Executive Officer - Louisiana
of Entergy Arkansas, Inc.                                                                                              of Entergy Gulf States, Inc. and Chairman, President and
                                                                                                                                    Chief Executive Officer of Entergy Louisiana, Inc.

/s/ Joseph F. Domino                                                                                                     /s/ Carolyn C. Shanks
JOSEPH F. DOMINO                                                                                                 CAROLYN C. SHANKS
Chairman, President and Chief Executive Officer                                                            Chairman, President, and Chief Executive Officer
- Texas of Entergy Gulf States, Inc.                                                                                of Entergy Mississippi, Inc.

/s/ Daniel F. Packer                                                                                                       /s/ Jerry W. Yelverton
DANIEL F. PACKER                                                                                                  JERRY W. YELVERTON
Chairman, President, and Chief Executive Officer                                                          Chairman, President, and Chief Executive Officer
of Entergy New Orleans, Inc.                                                                                        of System Energy Resources, Inc.

/s/ Joseph F. Domino	/s/ Carolyn C. Shanks
Joseph F. Domino	Carolyn C. Shanks
Director, Chairman of the Board, President and Chief Executive Officer-Texas of EGSI	Director, Chairman of the Board, President and Chief Executive Officer of EMI

/s/ Donald C. Hintz	/s/ Hugh T. McDonald
Donald C. Hintz	Hugh T. McDonald
Director of EAI, EGSI, ELI, EMI, ENOI and SERI	Director, Chairman of the Board, President and Chief Executive Officer of EAI

/s/ Richard J. Smith	/s/ Jerry W. Yelverton
Richard J. Smith	Jerry W. Yelverton
Director of EAI, EGSI, ELI, EMI & ENOI	Director, Chairman of the Board, President and Chief Executive Officer of SERI

/s/ Daniel F. Packer	/s/ C. John Wilder
Daniel F. Packer	C. John Wilder
Director, Chairman of the Board, President and Chief Executive Officer of ENOI	Director of EAI, EGSI, ELI, EMI and ENOI Director, Executive Vice President and Chief Financial Officer of SERI

/s/ E. Renae Conley	/s/ Theodore H. Bunting
E. Renae Conley Director of ELI and EGSI, Chairman of the Board, President and Chief Executive Officer of ELI, President and Chief Executive Officer - Louisiana of EGSI	Theodore H. Bunting Vice President and Chief Financial Officer of EAI, EGSI, ELI, EMI and ENOI

ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Hugh T. McDonald (principal executive officer); Vice President and Chief Financial Officer - Theodore H. Bunting (principal financial officer).

Directors - Hugh T. McDonald, Donald C. Hintz and C. John Wilder and Richard J. Smith

Entergy Gulf States, Inc.

Chairman of the Board, President and Chief Executive Officer- Texas - Joseph F. Domino (principal executive officer); President and Chief Executive Officer-Louisiana - E. Renae Conley, (principal executive officer), Vice President and Chief Financial Officer - Theodore H. Bunting (principal financial officer).

Directors - Richard J. Smith, Joseph F. Domino, Donald C. Hintz, C. John Wilder and E. Renae Conley

Entergy Louisiana, Inc.

Chairman of the Board, President and Chief Executive Officer - E. Renae Conley (principal executive officer); Vice President and Chief Financial Officer - Theodore H. Bunting (principal financial officer).

Directors - Donald C. Hintz, Richard J. Smith, C. John Wilder and E. Renae Conley

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer - Carolyn C. Shanks (principal executive officer); Vice President and Chief Financial Officer - Theodore H. Bunting (principal financial officer).

Directors - Donald C. Hintz, Carolyn C. Shanks, C. John Wilder and Richard J. Smith

Entergy New Orleans, Inc.

Chairman of the Board, President and Chief Executive Officer - Daniel F. Packer (principal executive officer); Vice President and Chief Financial Officer - Theodore H. Bunting (principal financial officer).

Directors - Donald C. Hintz, Daniel F. Packer, C. John Wilder and Richard J. Smith

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Jerry W. Yelverton (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, C. John Wilder and Jerry W. Yelverton